UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2006 (August 23, 2006)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On August 23, 2006, National Penn Bancshares, Inc. issued a press release announcing a 3% stock dividend (discussed at Item 8.01 hereof). This press release is filed herein, as part of this Item 7.01, as Exhibit 99.1.

Section 8 - Other Events

Item 8.01 Other Events

On August 23, 2006, the Board of Directors of National Penn Bancshares, Inc. declared a 3% stock dividend payable on September 30, 2006 to shareholders of record on September 8, 2006.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release of National Penn Bancshares, Inc. dated August 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date: August 28, 2006	By:	/s/ Wayne R. Weidner
Name: Wayne R. Weidner
Title: Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of National Penn Bancshares, Inc. dated August 23, 2006.